EXHIBIT 10.2

CONSOLIDATED, AMENDED AND RESTATED PROMISSORY NOTE

$300,000,000.00                                                                                                                                                                                                                                                                                                                                                                                                                        New York, New York
                                                                                                                               February 28, 2014

FOR VALUE RECEIVED, 731 OFFICE ONE LLC, a Delaware limited liability company, as maker, having its principal place of business at c/o Alexander’s, Inc., 210 Route 4 East, Paramus, New Jersey 07652 (together with its successors and assigns, “Borrower”), hereby unconditionally promises to pay to the order of GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, having an address at 60 Wall Street, 10th Floor, New York, New York 10005 (collectively, together with its successors and/or assigns, “Lender”), or at such other place as Lender may from time to time designate in writing, the principal sum of THREE HUNDRED MILLION AND NO/100 DOLLARS ($300,000,000.00), or so much thereof as is advanced pursuant to that certain Loan Agreement dated the date hereof between Borrower and Lender (as the same may be amended, modified, supplemented, replaced or otherwise modified from time to time, the “Loan Agreement”) in lawful money of the United States of America, with interest thereon to be computed from the date of this Consolidated, Amended and Restated Promissory Note (this “Note”) at the Interest Rate (as defined in the Loan Agreement), and to be paid in accordance with the terms of this Note and the Loan Agreement.  All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

This Note is intended to consolidate, amend and restate in their entirety those certain promissory notes (collectively, the “Existing Notes”) described on Exhibit A attached hereto and made a part hereof, which Existing Notes are now held by Lender.  This Note is not intended to create any new indebtedness nor intended to constitute a novation as to Borrower’s obligations under the Existing Notes.

PAYMENT TERMS

Borrower agrees to pay the principal sum of this Note and interest on the unpaid principal sum of this Note and all other amounts due under the Loan Agreement and the other Loan Documents from time to time outstanding, at the rates and at the times specified in the Loan Agreement, and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon and all other amounts due under the Loan Agreement and the other Loan Documents shall be due and payable on the Maturity Date.

DEFAULT AND ACCELERATION

The Debt shall without notice become immediately due and payable at the option of Lender upon the occurrence of any Event of Default.

LOAN DOCUMENTS

This Note is secured by the Mortgage and the other Loan Documents.  All of the terms, covenants and conditions contained in the Loan Agreement, the Mortgage and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein.  In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

SAVINGS CLAUSE

Notwithstanding anything to the contrary contained herein, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed to constitute interest, the interest contracted for, charged or received by Lender shall never exceed the Maximum Legal Rate, (b) in calculating whether any interest exceeds the Maximum Legal Rate, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the Maximum Legal Rate, any such excess shall be deemed to have been applied toward the payment of the principal of any and all then outstanding indebtedness of Borrower to Lender, or if there is no such indebtedness, shall immediately be returned to Borrower.

NO ORAL CHANGE

This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party(ies) against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

WAIVERS

Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby jointly and severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind, except as may otherwise be required by the Loan Agreement.  No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Lender and any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower or any other Person who may become liable for the payment of all or any part of the Debt under this Note, the Loan Agreement or the other Loan Documents.  No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents.  If Borrower is a partnership or limited liability company, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals or entities comprising the partnership or limited liability company, and the term “Borrower,” as used herein, shall include any alternate or successor partnership or limited liability company, but any predecessor partnership or limited liability company and its partners or members shall not thereby be released from any liability.  If Borrower is a corporation, the agreements contained herein shall remain in full force and be applicable, notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term

“Borrower,” as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder.  (Nothing in the foregoing two sentences shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, limited liability company or corporation which may be set forth in the Loan Agreement, the Mortgage or any other Loan Document.)

TRANSFER

Upon the transfer of this Note by Lender in accordance with the Loan Agreement, Borrower hereby waiving notice of any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights and obligations with respect to any liabilities and the collateral not so transferred.

EXCULPATION

The provisions of Section 10.1 of the Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein.

GOVERNING LAW; JURISDICTION; SERVICE OF PROCESS

THIS NOTE WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY BORROWER AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THIS NOTE WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA.  TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE AND THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS NOTE MAY AT LENDER’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND BORROWER WAIVES ANY

OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.  BORROWER AGREES THAT SERVICE OF PROCESS UPON BORROWER AT THE ADDRESS FOR BORROWER SET FORTH HEREIN AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK.  BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGE IN THE ADDRESS FOR BORROWER SET FORTH HEREIN, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE AN AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE AN AUTHORIZED AGENT IF BORROWER CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK.  NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWER IN ANY OTHER JURISDICTION.

WAIVER OF JURY TRIAL

BORROWER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND FOREVER WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST, WITH REGARD TO THIS NOTE, THE MORTGAGE OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH.  THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE.  LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER.

SUCCESSORS AND ASSIGNS

This Note shall be binding upon, and shall inure to the benefit of, Borrower and Lender and their respective successors and permitted assigns.  Lender shall have the right to assign or transfer its rights under this Note in connection with any assignment of the Loan and the Loan Documents in accordance with the terms of the Loan Agreement.  Any assignee or transferee of Lender shall be entitled to all the benefits afforded to Lender under this Note.  Borrower shall not have the right to assign or transfer its rights or obligations under this Note without the prior written consent of Lender, except as provided in the Loan Agreement, and any attempted assignment without such consent shall be null and void.

NOTICES

All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement.

JOINT AND SEVERAL LIABILITY

If more than one Person has executed this Note as “Borrower,” the representations, covenants, warranties and obligations of all such Persons hereunder shall be joint and several.

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IN WITNESS WHEREOF, Lender has duly executed this Note as of the day and year first above written.

BORROWER:

731 OFFICE ONE LLC, a Delaware limited liability company

By:        731 OFFICE ONE HOLDING LLC, a Delaware limited liability company, its sole member

By:      Alexander’s Inc., a Delaware corporation, its sole member

                                                                              By:      /s/ Alan J. Rice                c
                                                                                         Name: Alan J. Rice
                                                                                         Title: Secretary

731 Lexington – Consolidated, Amended and Restated Promissory Note

LENDER:

GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation

By:   /s/ David Goodman                a
         Name: David Goodman
         Title: Director

By:   /s/ Lisa Paterson                      n
         Name: Lisa Paterson
         Title: Director

731 Lexington – Consolidated, Amended and Restated Promissory Note

EXHIBIT A

Existing Notes

1.         Consolidated, Amended and Restated Supplemental Loan Note (No. 3) in the original principal amount of $22,940,962, dated January 28, 2004, by 731 Commercial LLC and 731 Residential LLC in favor of Hypo Real Estate Capital Corporation, as assigned by that certain Allonge, dated February 13, 2004, to German American Capital Corporation.

2.         Consolidated, Amended and Restated Project Loan Note (No. 3) in the original principal amount of $15,587,546, dated January 28, 2004, by 731 Commercial LLC and 731 Residential LLC in favor of Hypo Real Estate Capital Corporation, as assigned by that certain Allonge Endorsement, dated February 13, 2004, to German American Capital Corporation.

3.         Substitute Mortgage Note C (No. 3) in the original principal amount of $236,471,492, dated January 28, 2004, by 731 Commercial LLC and 731 Residential LLC in favor of Hypo Real Estate Capital Corporation, as assigned by that certain Allonge Endorsement, dated February 13, 2004, to German American Capital Corporation.

4.        Substitute Subordinate Building Loan Note in the original principal amount of $125,000,000, dated February __, 2004, by 731 Commercial LLC and 731 Residential LLC in favor of Hypo Real Estate Capital Corporation, as assigned by that certain Allonge Endorsement, dated February 13, 2004, to German American Capital Corporation.

5.        Amended, Restated and Consolidated Note in the original principal amount of $400,000,000, dated February 13, 2004, by 731 Office One LLC in favor of German American Capital Corporation.  Consolidates Notes 1 – 4.

6.         Note Exchange Agreement, dated February 13, 2004, by and between 731 Office One LLC and German American Capital Corporation.  Exchanges Note 5 for Notes 7 – 12.

7.         Promissory Note A-1 in the original principal amount of $90,000,000, dated February 13, 2004, by 731 Office One LLC in favor of German American Capital Corporation.

8.         Promissory Note A-2 in the original principal amount of $95,000,000, dated February 13, 2004, by 731 Office One LLC in favor of German American Capital Corporation.

9.         Promissory Note A-3 in the original principal amount of $35,000,000, dated February 13, 2004, by 731 Office One LLC in favor of German American Capital Corporation.

10.       Promissory Note A-4 in the original principal amount of $94,000,000, dated February 13, 2004, by 731 Office One LLC in favor of German American Capital Corporation.

Exhibit A-1

11.       Note A-X in the original notional amount of $86,000,000, dated February 13, 2004, by 731 Office One LLC in favor of German American Capital Corporation.

12.       Promissory Note B in the original principal amount of $86,000,000, dated February 13, 2004, by 731 Office One LLC in favor of German American Capital Corporation, as assigned by that certain Allonge, dated February 13, 2004, to 731 Funding LLC, as assigned by that certain Allonge to Promissory Note B, dated February 27, 2014, to German American Capital Corporation.

13.       Promissory Note A-1 in the original principal amount of $125,000,000, dated June 3, 2004, by 731 Office One LLC in favor of German American Capital Corporation, as assigned by that certain Allonge, dated June 3, 2004, to Wells Fargo Bank, N.A., as Trustee for the registered holders of COMM 2004-LNB3 Commercial Mortgage Pass-Through Certificates, as assigned by that certain Allonge, dated February 24, 2014, to German American Capital Corporation.

14.       Promissory Note A-2 in the original principal amount of $65,000,000, dated June 3, 2004, by 731 Office One LLC in favor of German American Capital Corporation, as assigned by that certain Allonge, dated June 3, 2004, to Wells Fargo Bank, N.A., as Trustee for the registered holders of GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2004-C3, as assigned by that certain Allonge, dated February 25, 2014, to German American Capital Corporation.

15.       Promissory Note A-3 in the original principal amount of $50,000,000, dated June 3, 2004, by 731 Office One LLC in favor of German American Capital Corporation, as assigned by that certain Allonge, dated June 3, 2004, to LaSalle Bank, N.A., as trustee for the registered holders of GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2004-C2, as assigned by that certain Allonge, dated February 25, 2014, from U.S. Bank N.A., as Trustee, as successor by merger to LaSalle Bank, N.A., as trustee for the registered holders of GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2004-C2 to German American Capital Corporation.

16.       Promissory Note A-4 in the original principal amount of $74,000,000, dated June 3, 2004, by 731 Office One LLC in favor of German American Capital Corporation, as assigned by that certain Allonge, dated June 3, 2004, to Wells Fargo Bank, N.A., as Trustee for the registered holders of COMM 2004-LNB4 Commercial Mortgage Pass-Through Certificates, as assigned by that certain Allonge, dated February 25, 2014, to German American Capital Corporation.

Notes 7 – 10 where exchanged and replaced by Notes 13 – 16.